Exhibit 10.24




                     THIRD AMENDMENT TO AMENDED AND RESTATED
                           LOAN AND SECURITY AGREEMENT

         This Agreement is made as of September 1, 1998 among CTI Industries Corporation, a Delaware corporation (the "Borrower"), and First American Bank, an Illinois banking corporation (the "Bank"), and Stephen M. Merrick, John H. Schwan, and Howard W. Schwan (hereinafter referred to as the "Guarantors").

         Whereas, the Borrower and the Bank are parties to an Amended and Restated Loan and Security Agreement dated as of May 1, 1998, as it may be amended from time to time (the "Loan Agreement"), and the Borrower is the maker of the First Term Loan dated May 1, 1998 payable to the order of the Bank in the original principal amount of $1,788,328.39 (the "First Term Note"), the Second Term Loan dated August 22, 1996 payable to the order of the Bank in the original principal amount of $2,128,322.80 (the "Second Term Note"), the Third Term Loan dated May 1, 1998 payable to the order of the Bank in the original principal amount of $2,258,000.00 (the "Third Term Note"), the Fourth Term Loan dated August 24, 1998 payable to the order of the Bank in the original principal amount of $1,268,000.00 (the "Fourth Term Note"), and the Revolving Loan dated May 1, 1998 payable to the order of the Bank in the original principal amount of $4,000,000.00 (the "Revolving Note") each delivered by the Borrower to the Bank (the first Term Note, the Second Term Note, the Third Term Note, the Fourth Term Note and the Revolving Note are hereinafter collectively referred to as the "Notes"); and

         Whereas, the obligations of the Borrower are secured by, among other things: a security interest in all of Borrower's assets to secure the obligations of the Borrower under this Agreement and the First Term Loan, the Third Term Loan, and the Revolving Note; a mortgage (the "Mortgage I") on the property commonly known as 22160 North Pepper Road, Barrington, IL owned by American National Bank and Trust Company of Chicago, not personally but solely as Trustee, under Trust Agreement dated September 19, 1984 and known as Trust No. 61978 (the "Trust I") to secure the obligations of the Borrower under this Agreement and the Second Term Note; and a mortgage (the "Mortgage II") on the property commonly known as 22222 North Pepper Road, Barrington, IL (the "Premises") owned by the First American Bank, not personally but solely as Trustee, under Trust Agreement dated August 14, 1998 and known as Trust No. 1-98-134 (the "Trust II" together with the Trust I are hereinafter collectively referred to as the "Trust") to secure the obligations of the Borrower under this Agreement and the Fourth Term Note (Mortgage I and Mortgage II are hereinafter collectively referred to as the "Mortgage"); an assignment of rents on the Premises owned by the Trust II (the "Assignment"); a collateral assignment of beneficial interest in the Trust II (the "ABI"); and separate subordination agreements executed by the Guarantors (hereinafter collectively referred to as the "Subordination"); and

         Whereas, the Guarantors have guaranteed the obligations of the Borrower to the Bank pursuant to separate guaranties dated August 22, 1996, dated May 1, 1998, August 24, 1998, and September 1, 1998 (hereinafter collectively referred to as the "Guaranty"); and

         Whereas, on August 24, 1998, the Borrower and the Bank executed a First Amendment to Amended and Restated Loan and Security Agreement whereby the Bank extended additional indebtedness to the Borrower in the form of a Fourth Term Note; and


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         Whereas,  on August 28,  1998,  the  Borrower  and the Bank  executed a
Second Amendment to Amended and Restated Loan and Security Agreement whereby the Bank changed the advance rate under Eligible Inventory; and

         Whereas, the Borrower, the Bank and the Guarantors desire to enter into this Agreement in order to increase the amount of indebtedness under the Revolving Note, extend the maturity of the Third Term Note and otherwise confirm the obligations of the Borrower under the Loan Agreement, the Notes, the Guaranty, the Mortgage, the Assignment, the ABI, the Subordination, and all other documents and instruments at any time evidencing, creating, or securing the obligations of the Borrower to the Bank (collectively, the "Loan Documents").

         Now, therefore, for good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto agree as follows:

         1. Defined Terms. Capitalized words used in this Agreement as defined terms are used herein with the same meanings as in the Loan Agreement, unless otherwise defined herein.

         2. Amendment to Loan Agreement. Section 1.1 of the Loan Agreement is hereby amended and restated in its entirety and as amended, reads as follows:

                  1.1 Loan Amount. Subject to and upon the terms and conditions set forth in this Agreement, the Bank agrees to lend to the Borrower, from time to time, such sums as may be requested by the Borrower and which the Bank in its discretion agrees to lend from time to time, the total of which shall not exceed, in the aggregate, $10,663,499.22, subject to the further limits hereinafter set forth (the "Loan") pursuant to the First Term Loan, the Second Term Loan, Third Term Loan, Fourth Term Loan and the Revolving Loan hereinafter provided.

         3. Amendment to Loan Agreement. The first paragraph of Section 1.1.5 of the Loan Agreement is hereby amended and restated in its entirety and, as amended, reads as follows:

                  1.1.5 Revolving Loan (Loan No. 600804665-67) The Bank agrees to lend to the Borrower, subject to and upon the terms and conditions set forth herein, at any time or from time to time on or after the date hereof and on or before May 1, 1999, such amounts (each such loan and all such loans, collectively, as the context requires being herein referred to as the "Revolving Loan") as may be requested by the Borrower and which the Bank in its discretion agrees to lend from time to time, subject to the limitations hereinafter set forth. Within the limits and subject to and upon the terms and conditions herein set forth, amounts under the Revolving Loan may be borrowed and repaid and reborrowed from time to time. Except as otherwise permitted by the Bank, the aggregate unpaid principal amount of the Revolving Loan outstanding at any time shall not exceed the lesser of Four Million Five Hundred Thousand and No/100 Dollars ($4,500,000.00) or the Advance Limit (as hereinafter defined). The Revolving Loan shall be evidenced by and be repayable with interest in accordance with the terms of this Agreement and a promissory note payable to the order of the Bank in the original principal amount of $4,000,000.00






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         which  shall be dated on or  before  the  initial  disbursement  of the
         Revolving Loan and shall be duly executed and delivered by the Borrower (the "Revolving Note"). For purposes of this Agreement, the Advance Limit shall be equal to the sum of: (i) 80% of the Eligible Accounts (as defined in the Loan Agreement) or $4,500,000.00, whichever is less;
         (ii) for the period commencing September 1, 1998 until January 1, 1999, 30% of Eligible Inventory (as defined in the Loan Agreement) or $2,400,000.00, whichever is less; (iii) for the period commencing January 2, 1999 until February 1, 1999, 25% of Eligible Inventory or $2,000,000.00, whichever is less; (iv) for the period commencing February 2, 1999 until March 1, 1999, 20% of Eligible Inventory or $1,600,000.00, whichever is less; and (v) for the period commencing
         March  2,  1999  until   maturity,   15%  of  Eligible   Inventory   or
         $1,300,000.00, whichever is less.

         4. Amendment to Loan Agreement. Section 1.4.3 of the Loan Agreement is hereby amended and restated in its entirety and, as amended, reads as follows:

                  1.4.3 Third Term Loan Maturity. The Third Term Loan shall be due and payable in equal monthly installments of $46,194.61 of principal and interest, commencing on March 1, 1999, and a like sum on the first day of each calendar month thereafter until the principal of and accrued and unpaid interest on the Third Term Loan is paid in full, provided that the outstanding principal of and accrued and unpaid interest on the Third Term Loan, if not sooner paid in full, shall be due and payable in full on February 1, 2004 (or earlier as provided in this Agreement or the Third Term Note).

         5. Delivery of Loan Documents. The Borrower shall execute and deliver to the Bank the following:

                  (a) a Revolving Note dated September 1, 1998 in the original principal amount of $4,500,000.00;

                  (b) a First Amendment to Third Term Note in the form attached as Appendix A hereto providing that the Third Term Note shall be due and payable in full on March 1, 2004 (or earlier as provided in the First Amendment to Third Term Note, the Notes, or the Loan Agreement).

                  (c) an Officer's Certificate dated September 1, 1998; and

                  (d) separate Guaranties, each dated September 1, 1998 and executed by the Guarantors;

         6. Validity of Agreements. Except as specifically provided in this Agreement, all of the terms, provisions, and covenants of the Borrower and Guarantors in the Loan Agreement, the Notes, and the other Loan Documents are now and shall remain in full force and effect and have not been and shall not be modified in any way and are hereby affirmed, confirmed, and ratified in all respects. The Borrower and the Guarantors hereby acknowledge that they have no claims or offsets against, or defenses or counterclaims to, the enforcement by the Bank of the Loan Agreement, the Notes and the Amendment, or any of the other Loan Documents. After the date hereof, all references to "Agreement", "hereof", "herein", or the like appearing in the Loan Agreement shall be deemed to be





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references to the Loan Agreement as herein  amended or modified;  all references to the "Notes" or the "First Term Note" or the "Second Term Note" or the "Third Term Note" or the "Fourth Term Note" or the "Revolving Note" in the Loan Agreement, the Notes, or any other Loan Documents shall be deemed to refer to the Notes as amended by the Third Amendment to Amended and Restated Loan and Security Agreement and any extension, renewal, refinancing, modification, amendment, or restructuring thereof.

         7.       Miscellaneous Provisions.

                  a. This Agreement shall be governed by the internal laws of the State of Illinois.

                  b.  This   Agreement   may  be   executed  in  any  number  of
counterparts, each of which shall be deemed an original, but all of which, when taken together, shall constitute one and the same instrument.

                  c. This Agreement shall be binding upon and shall inure to the benefit of the parties hereto and their respective successors and assigns.

                  d. This Agreement represents the complete agreement of the parties with respect to the subject matter hereof and supersedes all prior negotiations and Agreements with respect to the subject matter hereof.

         In Witness hereof, the parties have executed this Agreement on the date first written above.
                                   BORROWER:
                                   CTI Industries Corporation


                                   By:________________________________
                                      Stephen M. Merrick,
                                      Chief Executive Officer

                                   BANK:
                                   First American Bank

                                   By:________________________________
                                      Jodi Krass,
                                      Asst. Vice President

                                   GUARANTORS:

                                   ________________________________
                                   Stephen M. Merrick, Individually

                                   ________________________________
                                   John H. Schwan, Individually

                                   ________________________________
                                   Howard W. Schwan, Individually











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